UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2014

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2014, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2014. On August 7, 2014, the Company also posted an Earnings Webcast & Conference Call Presentation dated August 7, 2014 on the Company’s Investor Relations home page at www.broadridge-ir.com. The Company’s Earnings Webcast & Conference Call Presentation includes certain key statistics of its Investor Communication Solutions and Securities Processing Solutions businesses for the fourth quarter and fiscal year ended June 30, 2014 that are posted on the Company’s Investor Relations home page at www.broadridge-ir.com.

Item 8.01.	Other Events.

On August 7, 2014, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.27 per share payable on October 1, 2014 to stockholders of record on September 15, 2014. This declaration reflects the approval of the Company’s Board of Directors of an increase in the annual dividend amount from $0.84 per share to $1.08 per share. However, the declaration and payment of future dividends to holders of the Company’s common stock will be at the discretion of its Board of Directors, and will depend upon many factors, including the Company’s financial condition, earnings, capital requirements of its businesses, legal requirements, regulatory constraints, industry practice, and other factors that the Board of Directors deems relevant.

The Company also announced in the press release issued on August 7, 2014, that the Company’s Board of Directors authorized the repurchase of up to an additional 6.2 million shares of the Company’s common stock. The share repurchases will be made in open market or privately negotiated transactions in compliance with applicable legal requirements and other factors.

Copies of the press release and earnings presentation are being furnished as Exhibits 99.1 and 99.2 attached hereto, respectively, and are incorporated herein by reference. The information furnished pursuant to Items 2.02, and 9.01, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press release dated August 7, 2014.

99.2	Earnings Webcast & Conference Call Presentation dated August 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2014

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ James M. Young
	Name:	James M. Young
	Title:	Vice President, Chief Financial Officer